Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Robert O. Bratton, state and attest that I am the Executive Vice President, Chief Financial Officer and Treasurer of First Charter Corporation. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•	the Annual Report on Form 11-K of the First Charter Corporation Retirement Savings Plan (the “Plan”) for the fiscal year ended December 31, 2002 containing financial statements (the “report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Plan for the periods presented.

/s/ Robert O. Bratton

Name: Robert O. Bratton
Title: Executive Vice President, Chief Financial Officer and Treasurer
Date: June 30, 2003

[A signed original of this written statement required by Section 906 has been provided to First Charter Corporation and will be retained by First Charter Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]

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